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                                                                    Exhibit 99.1


                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350


      Pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, W. Gary Suttle, Rockford's Chief Executive Officer and James M. Thomson, Rockford's Chief Financial Officer, each certifies with respect to Rockford Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, that:

      - the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      - information contained in the report fairly presents, in all material respects, Rockford's financial condition and results of operations.



Dated:  August  14, 2002                     /s/  W. Gary Suttle
                                         _______________________________
                                         W. Gary Suttle
                                         Chief Executive Officer



Dated:  August  14, 2002                     /s/  James M. Thomson
                                         _______________________________
                                         James M. Thomson
                                         Chief Financial Officer



      This certification is made solely to satisfy the requirements of 18 U.S.C.
Section 1350 and is subject to the knowledge standard contained in that section. It is not made for any other purpose.